DREYFUS
      INSTITUTIONAL PREFERRED
      MONEY MARKET FUND

      SEMIANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter to Shareholders

                             5   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                              Dreyfus Institutional Preferred Money Market Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Preferred Money Market Fund for the six-month period ended September 30, 2002. During the reporting period, the fund produced an annualized yield of 1.87% which, taking into account the effects of compounding, created an annualized effective yield of 1.89% .(1)

The Economy

When the reporting period began on April 1, 2002, the U.S. economy had begun to recover from the recession and the September 11 terrorist attacks. The Federal Reserve Board (the "Fed") reacted quickly and decisively to the attacks, reducing the benchmark federal funds rate aggressively in an effort to rekindle economic growth. As a result, the reporting period began with a federal funds rate of 1.75%, its lowest level in 40 years.

However, just a few weeks before the reporting period began, the Fed had indicated that the risks of recession and inflation were evenly balanced. With this pronouncement, in our view, the Fed signaled that its aggressive rate-cutting campaign was probably complete. Although many fixed-income investors reacted as if rate hikes would be imminent, the Fed later suggested that this was not necessarily true. With layoffs continuing and consumers spending less, the strength of the recovery remained uncertain.

Although it was later revealed that the U.S. economy grew at a robust 5.0% annualized rate during 2002's first quarter, many analysts agreed that this figure was the result of the temporary effects of inventory liquidation as businesses rushed to sell off unsold goods. Indeed, the economic growth rate for the second quarter of 2002 declined to a more modest 1.1%, according to government estimates.

The sluggishness of the economic recovery became more obvious as the reporting period progressed. Jobless claims increased in April and May, indicating that businesses continued to reduce costs through layoffs. The Producer Price Index rose, mainly because of higher energy costs. For their part, consumers began to spend at a slower rate, and consumer sentiment dropped.

The economy continued to give mixed signals in June and July. For example, the unemployment rate rose to 5.9% in June, then fell to 5.7% in July, its lowest levels since March 2002. By the same token, June's economic data suggested that manufacturing was recovering faster than expected, while July's numbers revealed a drop in the manufacturing index. Meanwhile, the equity markets continued their roller coaster ride as corporate scandals, the prospects of weaker corporate earnings, and uncertain consumer and heightened international tensions further reduced expectations for a sustainable economic recovery.

Economic numbers released in August continued to be mixed, but managed to relieve some of the anxiety over the possibility of a double-dip recession. Historically low interest rates continued to spur mortgage-refinancing activity. Mortgage refinancing put cash in consumers' pockets, helping to sustain consumer spending. At the same time, productivity for the second quarter of 2002 came in higher than expected, suggesting that businesses could enhance profits without expanding their payrolls. However, corporate spending remained anemic, and, at its August meeting, the Fed shifted its bias from neutral toward a more accommodative stance, indicating, in our view, that the risks of economic weakness were greater than the risks of resurgent inflation.

While the economy lost 43,000 jobs in September, the unemployment rate actually fell from 5.8% to 5.6%. Similarly, a key index of manufacturing output from the Institute of Supply Management fell, suggesting continuing weakness in that sector, but factory orders rose

                                                                The Fund

LETTER TO SHAREHOLDERS (CONTINUED)

during the month. These ambivalent numbers effectively reduced the market's expectations that the Fed might move quickly to reduce interest rates. With the overnight federal funds target sitting at 1.75%, we believe that the Fed is not convinced that further interest-rate cuts will help boost the U.S. economy out of its current malaise. In fact, comments from both Fed and Treasury officials indicate that their current forecast is for a continuation of slow, but still positive, growth in the fourth quarter.

Market Environment/Portfolio Focus

In this environment, as we have for some time now, we maintained the fund's weighted average maturity toward the long end of its range in order to maintain higher yields for as long as we deemed practical. Although the Fed has kept the federal funds rate unchanged, taxable money market yields have trended downward. Accordingly, the fund's relatively long weighted average maturity has generally been beneficial to performance.



Patricia A. Larkin
Senior Portfolio Manager
October 15, 2002
New York, N.Y.

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



STATEMENT OF INVESTMENTS

September 30, 2002 (Unaudited)

                                                     Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--35.5%      Amount ($)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Abbey National PLC (Yankee)

   2.31%, 12/30/2002                                                                        100,000,000               99,987,804

Alliance & Leicester PLC (London)

   2.13%, 10/21/2002                                                                         75,000,000               75,000,206

Banca Intesa BCI (Yankee)

   1.75%--1.84%, 10/23/2002--12/27/2002                                                     235,000,000              235,007,088

Bank of Nova Scotia (London)

   1.75%, 12/3/2002                                                                         200,000,000              200,003,485

Bank of Nova Scotia (Yankee)

   1.73%--1.75%, 12/3/2002--12/10/2002                                                      200,000,000              200,000,000

Barclays Bank PLC (London)

   2.11%, 11/26/2002                                                                        100,000,000              100,000,000

BNP Paribas (London)

   2.00%--2.05%, 10/24/2002--7/22/2003                                                      125,000,000              125,032,818

Canadian Imperial Bank of Commerce (Yankee)

   1.74%, 12/18/2002                                                                        100,000,000              100,004,224

Canadian Imperial Bank of Commerce (Yankee)

   1.79%, 6/23/2002                                                                          94,000,000  (a)          93,969,185

Citibank N.A.

   1.77%, 12/23/2002                                                                        355,000,000              355,000,000

Credit Agricole Indosuez S.A. (Yankee)

   2.22%, 2/20/2003                                                                          50,000,000               50,000,000

Danske Bank A/S (London)

   2.33%, 1/6/2003                                                                           25,000,000               25,001,316

Danske Bank A/S (Yankee)

   2.33%, 12/4/2002                                                                          50,000,000               49,997,395

Deutsche Bank AG (London)

   1.75%, 11/18/2002                                                                         95,000,000               94,988,523

Harris Trust & Savings Bank

   1.76%, 10/18/2002                                                                         15,000,000               15,000,000

Merita Bank PLC (Yankee)

   2.20%, 11/18/2002                                                                         75,000,000               75,000,000

Norddeutsche Landesbank Girozentrale (Yankee)

   2.33%, 12/3/2002                                                                         100,000,000               99,994,871

Nordea Bank Finland PLC (Yankee)

   1.74%--2.47%, 11/5/2002--4/11/2003                                                       411,000,000              410,996,470

Svenska Handelsbanken (London)

   2.12%, 11/12/2002                                                                         50,000,000               49,999,921

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT (CONTINUED)                                         Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Svenska Handelsbanken (Yankee)

   1.78%--2.02%, 10/18/2002--3/24/2003                                                      275,000,000              275,004,760

UniCredito Italiano SpA (London)

   1.74%--1.75%, 12/24/2002--12/27/2002                                                     400,000,000              400,007,218

Westdeutsche Landesbank Girozentrale (Yankee)

   1.76%, 2/24/2003                                                                         200,000,000              200,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $3,329,995,284)                                                                                           3,329,995,284

------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--24.8%
------------------------------------------------------------------------------------------------------------------------------------

Alliance & Leicester PLC

   1.74%--2.05%, 10/23/2002--12/4/2002                                                      200,000,000              199,568,389

Bank of Ireland

   2.06%, 3/14/2003                                                                         200,000,000              198,150,444

Danske Corp. Inc.

   1.75%, 11/4/2002                                                                         140,000,000              139,769,933

FCAR Owner Trust

   1.84%, 1/14/2003                                                                         100,000,000               99,469,167

GE Capital International Funding Inc.

   1.78%, 2/24/2003                                                                         250,000,000              248,205,417

General Electric Capital Corp.

   2.06%, 10/18/2002                                                                        200,000,000              199,807,333

General Electric Capital Services Inc.

   1.81%, 1/15/2003                                                                         100,000,000               99,472,944

Hamburgische Landesbank Girozentrale

   1.75%, 10/16/2002--11/6/2002                                                             350,000,000              349,441,542

HVB Finance (Delaware) Inc.

   1.90%, 12/27/2002                                                                        100,000,000               99,545,667

Moriarty Ltd.

   2.13%, 11/15/2002                                                                        180,000,000  (b)         179,527,500

Sigma Finance Inc.

   2.06%--2.16%, 10/21/2002--12/16/2002                                                      75,000,000  (b)          74,830,917

Societe Generale N.A. Inc.

   2.11%, 12/19/2002                                                                        150,000,000              149,315,333

Spintab AB

   1.73%, 12/10/2002                                                                        200,000,000              199,331,111

UBS Finance Delaware LLC

   1.97%, 10/1/2002                                                                         100,000,000              100,000,000

TOTAL COMMERCIAL PAPER

   (cost $2,336,435,697)                                                                                           2,336,435,697


                                                                                         Principal
CORPORATE NOTES--6.2%                                                                   Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Abbey National Treasury Services PLC

   1.82%, 9/30/2003                                                                         200,000,000  (a)         199,930,192

Links Finance LLC

   2.49%, 10/15/2002                                                                        100,000,000  (b)         100,000,000

Sigma Finance Inc.

   1.78%--1.87%, 2/21/2003--7/10/2003                                                       285,000,000  (a,b)       284,998,253

TOTAL CORPORATE NOTES

   (cost $584,928,445)                                                                                               584,928,445

------------------------------------------------------------------------------------------------------------------------------------
PROMISSORY NOTES--4.1%
-----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  1.82%--2.35%, 10/15/2002--2/25/2003

   (cost $385,000,000)                                                                      385,000,000  (c)         385,000,000

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BANK NOTES--6.7%
-----------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

   1.73%, 12/20/2002                                                                        100,000,000              100,000,000

National City Bank

   1.80%, 9/23/2003                                                                         100,000,000  (a)          99,980,438

U.S. Bank N.A.

   2.40%--3.45%, 10/1/2002--10/28/2002                                                      130,000,000              130,000,000

U.S. Bank N.A.

   1.79%, 11/12/2002                                                                        100,000,000  (a)         100,000,000

Westdeutsche Landesbank Girozentrale

   1.77%, 9/10/2003                                                                         200,000,000  (a)         199,943,245

TOTAL SHORT-TERM BANK NOTES

   (cost $629,923,683)                                                                                               629,923,683

-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--.5%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Notes

  2.00%, 10/17/2003

   (cost $50,000,000)                                                                        50,000,000               50,000,000

-----------------------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS--22.0%
-----------------------------------------------------------------------------------------------------------------------------------

Fifth Third Bank (Grand Cayman)

   1.78%, 10/1/2002                                                                         400,000,000              400,000,000

HSBC Bank USA (Grand Cayman)

   1.94%, 10/1/2002                                                                         100,000,000              100,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                        Principal
TIME DEPOSITS (CONTINUED)                                                               Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Landesbank Baden-Wuerttemberg (Grand Cayman)

   1.94%, 10/1/2002                                                                         400,000,000              400,000,000

Rabobank Nederland (Grand Cayman)

   1.94%, 10/1/2002                                                                         400,000,000              400,000,000

Royal Bank of Canada (Grand Cayman)

   1.94%, 10/1/2002                                                                         400,000,000              400,000,000

Societe Generale (Grand Cayman)

   1.94%, 10/1/2002                                                                         100,000,000              100,000,000

South Trust Bank (Grand Cayman)

   1.94%, 10/1/2002                                                                         200,000,000              200,000,000

Sun Trust Bank (Grand Cayman)

   1.75%, 10/1/2002                                                                          72,900,000               72,900,000

TOTAL TIME DEPOSITS

   (cost $2,072,900,000)                                                                                           2,072,900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $9,389,183,109)                                                          99.8%            9,389,183,109

CASH AND RECEIVABLES (NET)                                                                          .2%               20,620,597

NET ASSETS                                                                                       100.0%            9,409,803,706

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECUTITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2002, THESE SECURITIES AMOUNTED TO $639,356,670 OR 6.8% OF NET ASSETS.

(C)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE
     OR SELL.  SECURITIES  RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE
     ACQUIRED  BETWEEN  1/8/2002  AND  8/29/2002 AT A COST OF  $385,000,000.  AT
     SEPTEMBER  30,  2002,  THE  AGGREGATE   VALUE  OF  THESE   SECURITIES  WERE
     $385,000,000  REPRESENTING  4.1% OF NET ASSETS  AND IS VALUED AT  AMORTIZED
     COST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        9,389,183,109  9,389,183,109

Interest receivable                                                  25,506,570

                                                                  9,414,689,679
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           840,337

Cash overdraft due to Custodian                                       4,045,636

                                                                      4,885,973
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    9,409,803,706
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   9,409,827,315

Accumulated net realized gain (loss) on investments                    (23,609)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    9,409,803,706
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
  Beneficial Interest authorized)                                 9,409,827,315

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    104,595,254

EXPENSES:

MANAGEMENT FEE--NOTE 2(A)                                            5,303,081

INVESTMENT INCOME--NET                                              99,292,173
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                (22,434)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                99,269,739

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2002           Year Ended
                                              (Unaudited)       March 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         99,292,173          298,295,089

Net realized gain (loss) from investments         (22,434)               (609)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   99,269,739          298,294,480
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (99,292,173)        (298,295,089)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold              34,510,351,984       47,615,929,985

Dividends reinvested                           71,109,953          220,007,512

Cost of shares redeemed                   (34,976,406,912)     (46,886,119,051)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (394,944,975)         949,818,446

TOTAL INCREASE (DECREASE) IN NET ASSETS      (394,967,409)         949,817,837
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         9,804,771,115        8,854,953,278

END OF PERIOD                               9,409,803,706        9,804,771,115

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended March 31,
                                    Six Months Ended       -----------------------------------------------------------------------
                                  September 30, 2002
                                    (Unaudited)            2002             2001             2000            1999        1998(a)
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                    1.00             1.00             1.00             1.00             1.00          1.00

Investment Operations:

Investment income--net                     .009             .033             .063             .054             .053          .046

Distributions:

Dividends from
   investment
   income--net                            (.009)           (.033)           (.063)           (.054)           (.053)        (.046)

Net asset value,
   end of period                           1.00             1.00             1.00             1.00             1.00          1.00
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                           1.89(b)          3.30             6.51             5.48             5.48          5.76(b)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                       .10(b)           .10              .10              .10              .10          .10(b)

Ratio of net
   investment income to
   average net assets                      1.87(b)          3.23             6.28             5.43             5.31          5.64(b)
----------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period
   ($ x 1,000)                        9,409,804        9,804,771        8,854,953        4,430,839        1,999,406     1,496,626

(A) FROM JUNE 11, 1997 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1998.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Preferred Money Market Fund (the "fund") is a separate diversified series of Dreyfus Institutional Preferred Money Market Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that a net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,175 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied, $566 of the carryover expires in fiscal 2008 and $609 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2002 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.


At September 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .10 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has agreed to pay all of the fund's expenses except management fee, taxes, interest, brokerage fees and commissions and extraordinary expenses.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES


                                                           For More Information

                        Dreyfus Institutional Preferred Money Market Fund 200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  194SA0902







      DREYFUS
      INSTITUTIONAL PREFERRED
      PLUS MONEY MARKET
      FUND

      SEMIANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter to the Shareholders

                             5   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            11   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                         Dreyfus Institutional Preferred Plus Money Market Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Preferred Plus Money Market Fund for the six-month period ended September 30, 2002. During the reporting period, the fund produced an annualized yield of 1.75% which, taking into account the effects of compounding, created an annualized effective yield of 1.76%.(1)

The Economy

When the reporting period began on April 1, 2002, the U.S. economy had begun to recover from the recession and the September 11 terrorist attacks. The Federal Reserve Board (the "Fed") reacted quickly and decisively to the attacks, reducing the benchmark federal funds rate aggressively in an effort to rekindle economic growth. As a result, the reporting period began with a federal funds rate of 1.75%, its lowest level in 40 years.

However, just a few weeks before the reporting period began, the Fed had indicated that the risks of recession and inflation were evenly balanced. With this pronouncement, in our view, the Fed signaled that its aggressive rate-cutting campaign was probably complete. Although many fixed-income investors reacted as if rate hikes would be imminent, the Fed later suggested that this was not necessarily true. With layoffs continuing and consumers spending less, the strength of the recovery remained uncertain.

Although it was later revealed that the U.S. economy grew at a robust 5.0% annualized rate during 2002's first quarter, many analysts agreed that this figure was the result of the temporary effects of inventory liquidation as businesses rushed to sell off unsold goods. Indeed, the economic growth rate for the second quarter of 2002 declined to a more modest 1.1%, according to government estimates.



The sluggishness of the economic recovery became more obvious as the reporting period progressed. Jobless claims increased in April and May, indicating that businesses continued to reduce costs through layoffs. The Producer Price Index rose, mainly because of higher energy costs. For their part, consumers began to spend at a slower rate, and consumer sentiment dropped.

The economy continued to give mixed signals in June and July. For example, the unemployment rate rose to 5.9% in June, then fell to 5.7% in July, its lowest levels since March 2002. By the same token, June's economic data suggested that manufacturing was recovering faster than expected, while July's numbers revealed a drop in the manufacturing index. Meanwhile, the equity markets continued their roller coaster ride as corporate scandals, the prospects of weaker corporate earnings, and uncertain consumer and heightened international tensions further reduced expectations for a sustainable economic recovery.

Economic numbers released in August continued to be mixed but managed to relieve some of the anxiety over the possibility of a double-dip recession. Historically low interest rates continued to spur mortgage-refinancing activity. Mortgage refinancing put cash in consumers' pockets, helping to sustain consumer spending. At the same time, productivity for the second quarter of 2002 came in higher than expected, suggesting that businesses could enhance profits without expanding their payrolls. However, corporate spending remained anemic, and, at its August meeting, the Fed shifted its bias from neutral toward a more accommodative stance, indicating, in our view, that the risks of economic weakness were greater than the risks of resurgent inflation.

While the economy lost 43,000 jobs in September, the unemployment rate actually fell from 5.8% to 5.6%. Similarly, a key index of manufacturing output from the Institute of Supply Management fell, suggesting continuing weakness in that sector, but factory orders rose during the
                                                                        The Fund

LETTER TO SHAREHOLDERS (CONTINUED)

month. These ambivalent numbers effectively reduced the market's expectations that the Fed might move quickly to reduce interest rates. With the overnight federal funds target sitting at 1.75%, we believe that the Fed is not convinced that further interest-rate cuts will help boost the U.S. economy out of its current malaise. In fact, comments from both Fed and Treasury officials indicate that their current forecast is for a continuation of slow, but still positive, growth in the fourth quarter.

Market Environment/Portfolio Focus

In this environment, as we have for some time now, we maintained the fund's weighted average maturity toward the long end of its range in order to maintain higher yields for as long as we deemed practical. Although the Fed has kept the federal funds rate unchanged, taxable money market yields have trended downward. Accordingly, the fund's relatively long weighted average maturity has generally been beneficial to performance.



Patricia A. Larkin
Senior Portfolio Manager

October 15, 2002
New York, N.Y.

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELDS PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELDS WOULD HAVE BEEN LOWER.



STATEMENT OF INVESTMENTS

September 30, 2002 (Unaudited)

                                                                                               Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--21.6%                                                  Amount ($)             Value
------------------------------------------------------------------------------------------------------------------------------------

Bank of Montreal (Yankee)

   1.75%, 10/17/2002                                                                          5,000,000                5,000,011

Barclays Bank PLC (Yankee)

   1.77%, 10/7/2002                                                                           5,000,000                5,000,011

Bayerische Hypo-und Vereinsbank AG (Yankee)

   1.77%, 11/7/2002                                                                           5,000,000                5,000,052

Dresdner Bank AG (Yankee)

   1.75%, 10/16/2002                                                                          5,000,000                5,000,000

First Tennessee Bank N.A.

   1.75%, 10/16/2002                                                                          5,000,000                5,000,000

Royal Bank of Scotland PLC (Yankee)

   1.76%, 10/17/2002                                                                          5,000,000                5,000,000

State Street Bank & Trust Co.

   1.75%, 10/22/2002                                                                          5,000,000                5,000,000

Wells Fargo Bank N.A.

   1.75%, 10/21/2002                                                                          5,000,000                5,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $40,000,074)                                                                                                 40,000,074
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--26.9%
------------------------------------------------------------------------------------------------------------------------------------

Den norske Bank ASA

   1.77%, 10/15/2002                                                                          5,000,000                4,996,558

Dexia Delaware LLC

   1.75%, 10/28/2002                                                                          5,000,000                4,993,438

Hamburgische Landesbank Girozentrale

   1.76%, 10/18/2002                                                                          5,000,000                4,995,845

HBOS Treasury Services PLC

   1.76%, 10/16/2002                                                                          5,000,000                4,996,333

ING (U.S.) Funding LLC

   1.75%, 10/22/2002                                                                          5,000,000                4,994,896

Morgan Stanley & Co. Inc.

   1.76%, 10/10/2002                                                                          5,000,000                4,997,800

Nordea Bank Finland PLC

   1.76%, 10/16/2002                                                                          5,000,000                4,996,333

Salomon Smith Barney Holdings Inc.

   1.75%--1.76%, 10/22/2002--10/30/2002                                                      10,000,000                9,987,818

Stadshypotek Delaware Inc.

   1.77%, 10/7/2002                                                                           5,000,000                4,998,525

TOTAL COMMERCIAL PAPER

   (cost $49,957,546)                                                                                                 49,957,546

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
U.S. GOVERNMENT AGENCIES--51.4%                                                               Amount ($)                 Value
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Notes

   1.85%, 10/1/2002                                                                          84,180,000               84,180,000

Federal Home Loan Mortgage Corporation, Notes

   1.71%, 10/15/2002                                                                         11,225,000               11,244,602

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $95,424,602)                                                                                                 95,424,602
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $185,382,222)                                                             99.9%              185,382,222

CASH AND RECEIVABLES (NET)                                                                          .1%                   95,340

NET ASSETS                                                                                       100.0%              185,477,562

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           185,382,222   185,382,222

Interest receivable                                                     367,063

                                                                    185,749,285
--------------------------------------------------------------------------------

LIABILITIES ($):

CASH OVERDRAFT DUE TO CUSTODIAN                                         271,723
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      185,477,562
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     185,478,689

Accumulated net realized gain (loss) on investments                     (1,127)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      185,477,562
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
  Beneficial Interest authorized)                                   185,478,689

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        568,843

EXPENSES:

MANAGEMENT FEE--NOTE 2(A)                                               33,154

Less--reduction in management fee
  due to undertaking--Note 2(a)                                       (33,136)

NET EXPENSES                                                                18

INVESTMENT INCOME--NET                                                 568,825
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B)($)                 (1,127)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   567,698

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2002           Year Ended
                                              (Unaudited)       March 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            568,825                3,161

Net realized gain (loss) from investments          (1,127)                  --

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM OPERATIONS          567,698                 3,161
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                          (568,825)              (3,161)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 831,772,292            1,117,798

Dividends reinvested                                1,039                3,167

Cost of shares redeemed                      (646,400,568)          (1,117,798)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           185,372,763                3,167

TOTAL INCREASE (DECREASE) IN NET ASSETS       185,371,636                3,167
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               105,926              102,759

END OF PERIOD                                 185,477,562              105,926

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                                           Year Ended March 31,
                                                                              Six Months Ended            --------------------------
                                                                            September 30, 2002
                                                                              (Unaudited)               2002             2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                 1.00               1.00               1.00

Investment Operations:

Investment income--net                                                               .009               .030               .027

Distributions:

Dividends from investment income--net                                              (.009)              (.030)             (.027)

Net asset value, end of period                                                       1.00               1.00               1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                  1.76(b)               3.08               6.11(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                --                .10                .10(b)

Ratio of net investment income

   to average net assets                                                          1.72(b)               2.96               6.04(b)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                   .10(b)                --                   --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                             185,478                106                103

(A) FROM OCTOBER 16, 2000 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2001.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Preferred Plus Money Market Fund (the "fund") is a separate diversified series of Dreyfus Institutional Preferred Money Market Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This fund serves as a investment vehicle for certain other Dreyfus funds as well as for other institutional investors. At September 30, 2002, 100% of the fund's outstanding shares are held by other Dreyfus funds. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that a net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2002 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At September 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .10 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has agreed to pay all of the fund's expenses except the management fee, taxes, interest, brokerage fees and commissions and extraordinary expenses. The Manager had undertaken from June 1, 2002 through September 30, 2002 to waive management fee. The reduction in management fee, pursuant to the undertaking, amounted to $33,136 during the period ended September 30, 2002.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

                                                           For More Information

                        Dreyfus Institutional Preferred Plus Money Market Fund 200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  286SA0902